Exhibit 10.27

HUIPU ELECTRONICS (SHENZHEN) CO., LTD
Add: Block R2-A2, South District, High-tech Park,
Nanshan Dristrict, Shenzhen City
Tel: 0755-26984710 Fax: 0755-2698740
Web: www.huipu.com.cn

HUIPU ELECTRONICS (SHENZHEN) CO., LTD

General Purchase Contract

Buyer: Huipu Electronics (Shenzhen) Co., Ltd.	Contract No. HPC200826002
Seller: iASPEC Software Co., Ltd.	Date: August 26, 2008

NO.	Items	Descriptions	Quantity	Unit Price	Sub-Total (RMB)

1	19W Widescreen	LCD/No DV1/No Speaker/All black	58,800.00	795.00	46,746,000.00
2	15"LCD TV	HITACH	1,243.00	664.00	825,352.00
3	26"LCD TV	All Weiguan Inventory	2,000.00	1,718.00	3,436,000.00
4	40"LCD TV	All Weiguan Inventory	2,000.00	3,020.00	6,040,000.00

Total					57,047,352.00

Remarks:

1. Delivery date: Sep 1-Sep 30, 2008 (Specific delivery date to be notified). 2. Quality standards: Standard ex-factory inspection as agreed by both parties. 3. Trade terms: FOB ShenZhen.

4. Payment terms: L/C at sight.

5. Inspection and Demurs: Within three days from the goods delivered to the Buyer' factory.

6. Spare parts: None.

7. Packing: PE Bag

8. Enforcibility and Dispute Settlement: Facsimile of the Contract upon execution by both parties shall be deemed equally authentic. The Contract is governed by PRC Law. All disputes in connection with this contract or the execution thereof shall be settled at the court of Shenzhen Nanshan District.

Buyer:	Seller:
Huipu Electronic (Shenzhen) Co., Ltd	iASPEC Software Co., Ltd.
SIGNATURE	SIGNATURE

………………………………………………	………………………………………………
Lu Zhi Duan	Ding Quan
Date: August 26, 2008	Date: August 26, 2008